UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2009

eBay Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24821	No. 77-0430924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2145 Hamilton Avenue

San Jose, CA 95125

(Address of principal executive offices including Zip Code)

(408) 376-7400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 19, 2009, eBay Inc., a Delaware corporation (“eBay”), eBay International AG, a company organized under the laws of Switzerland and a wholly owned subsidiary of eBay (“International”), and Sonorit Holding, AS, a Norwegian company and a wholly owned subsidiary of eBay (“Sonorit,” and together with eBay and International, the “Sellers”), completed the previously announced sale of the share capital of Skype Luxembourg Holdings S.à.r.l. (“Skype Luxembourg”), Skype Inc. and Sonorit (collectively with their respective subsidiaries, the “Skype Companies”) to Springboard Group S.à.r.l. (formerly SLP III Cayman DS IV Holdings S.à.r.l.) (the “Buyer”), an entity organized and owned by an investor group led by Silver Lake and including Joltid Limited and certain of its affiliated parties, the Canada Pension Plan Investment Board and Andreessen Horowitz. The Skype Companies provide software that enables individuals and businesses to make free video and voice calls, send instant messages and share files with other Skype users and to make low-cost calls to landline and mobile numbers. The consideration received at the closing, which was determined based upon arms-length negotiations between the parties, consisted of (i) approximately $1.9 billion in cash, (ii) a subordinated note issued by a subsidiary of the Buyer in the principal amount of $125 million and (iii) an equity stake of approximately 30% of the outstanding capital stock of the Buyer.

At the closing, the Buyer, International and the other shareholders of the Buyer entered into a shareholders agreement relating to, among other things, the governance of the Buyer, the issuance, disposition or transfer of the equity of the Buyer, extraordinary transactions involving the Skype Companies and other customary provisions. The Sellers, the Buyer and/or their respective affiliates also entered into certain ancillary agreements, including agreements relating to intellectual property cross-licenses, management services, transitional services and office space. Skype Communications S.à.r.l. entered into a new commercial agreement with an affiliate of PayPal, Inc. Skype Technologies S.A., the Buyer and eBay also entered into a tax cooperation agreement. In addition, eBay purchased senior debt securities with a face value of $50 million as part of a Skype debt financing.

The foregoing descriptions of the sale do not purport to be complete and are qualified in their entirety by reference to the Share Purchase Agreement between the Sellers and the Buyer, dated September 1, 2009, as amended on September 14, 2009 (the “Original Purchase Agreement”), and as further amended on October 19, 2009, October 21, 2009, November 5, 2009 and November 19, 2009 (collectively, the “Amendments” and, together with the Original Purchase Agreement, the “Purchase Agreement”). The Original Purchase Agreement was filed as Exhibit 2.01 to eBay’s Quarterly Report on Form 10-Q filed on October 27, 2009, which is incorporated herein by reference. The Amendments are filed as Exhibit 2.2 to this report, which are incorporated herein by reference. The Purchase Agreement is being filed to provide information regarding the terms of the sale and the Purchase Agreement. No representation, warranty, covenant or agreement contained in the Purchase Agreement is, or should be construed as, a representation or warranty by eBay to any investor, or covenant or agreement of eBay with any investor. The representations, warranties, covenants and agreements contained in the Purchase Agreement are solely for the benefit of the Sellers and Buyer, may represent an allocation of risk between the parties, may be subject to standards of materiality that differ from those that are applicable to investors and may be qualified by disclosures between the parties.

As previously disclosed, Mr. Marc L. Andreessen, a member of the board of directors of eBay, is a general partner of the Andreessen Horowitz, which owns less than 5% of the Buyer.

Item 8.01.	Other Events.

On November 19, 2009, eBay issued a press release announcing the closing of its sale of the Skype Companies, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

eBay’s Unaudited Pro Forma Financial Information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits

2.1	Share Purchase Agreement, dated September 1, 2009, as amended on September 14, 2009, among eBay Inc., eBay International AG, Sonorit Holding, A.S. and Springboard Group S.à.r.l. (formerly SLP III Cayman DS IV Holdings S.à.r.l.) (incorporated by reference to Exhibit 2.01 of eBay Inc.’s Quarterly Report on Form 10-Q filed on October 27, 2009)*+

2.2	Amendments to Share Purchase Agreement, dated October 19, 2009, October 21, 2009, November 5, 2009 and November 19, 2009, among eBay Inc., eBay International AG, Sonorit Holding, A.S. and Springboard Group S.à.r.l. (formerly SLP III Cayman DS IV Holdings S.à.r.l.)*

99.1	Press Release, issued by eBay Inc. on November 19, 2009

99.2	eBay Inc.’s Unaudited Pro Forma Financial Information

*	The annexes and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any annexes or schedules to the Securities and Exchange Commission upon request.
+	Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2009

eBay Inc.

By:	/s/ Brian H. Levey
Brian H. Levey
Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement, dated September 1, 2009, as amended on September 14, 2009, among eBay Inc., eBay International AG, Sonorit Holding, A.S. and Springboard Group S.à.r.l. (formerly SLP III Cayman DS IV Holdings S.à.r.l.) (incorporated by reference to Exhibit 2.01 of eBay Inc.’s Quarterly Report on Form 10-Q filed on October 27, 2009)*+

2.2	Amendments to Share Purchase Agreement, dated October 19, 2009, October 21, 2009, November 5, 2009 and November 19, 2009, among eBay Inc., eBay International AG, Sonorit Holding, A.S. and Springboard Group S.à.r.l. (formerly SLP III Cayman DS IV Holdings S.à.r.l.)*

99.1	Press Release, issued by eBay Inc. on November 19, 2009

99.2	eBay Inc.’s Unaudited Pro Forma Financial Information

*	The annexes and schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any annexes or schedules to the Securities and Exchange Commission upon request.
+	Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.